Consulting Group
Capital Markets Funds

International Equity Investments Ticker: TIEUX

Summary Prospectus >> January 1, 2011

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated January 1, 2011, are incorporated by reference into the summary prospectus, making them legally part of the summary prospectus. You can find the Fund’s prospectus and other information about the Fund online at http://www.smithbarney.com/products_services/managed_money/trak/trak_cgcm.html. You can also get this information at no cost by calling 1-877-937-6739 or by sending an e-mail request to client.services@mssb.com.

Investment objective
Capital appreciation.

Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder fees

(fees paid directly from your investment)

Maximum annual TRAK® fee (as a percentage of average quarter-end net assets)	2.00%
Annual Fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.85%

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures are based off of total annual Fund operating expenses including the maximum annual TRAK® fee. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 year	After 3 years	After 5 years	After 10 years
$288	$883	$1,504	$3,176

Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 73% of the average value of its portfolio.

Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets in the equity securities of companies located outside the U.S. The Fund focuses on companies located in developed markets, but also may invest a portion of its assets in securities of companies located in emerging markets. The Fund intends to diversify its assets by investing primarily in securities of issuers located in at least three foreign countries. The Fund may attempt to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions and trading currency futures contracts and options on these futures. However, a Sub-adviser may choose not to, or may be unable to, hedge the Fund’s currency exposure. The Fund may not be able to hedge its currency exposure. The Fund may also lend portfolio securities to earn

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additional income. Any income realized through securities lending may help fund performance.
The Fund employs a “multi-manager” strategy whereby portions of the Fund are allocated to professional money managers (each, a “Sub-adviser”, collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund.

Principal risks of investing in the Fund
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:

▶	Market risk, which is the risk that stock prices decline overall. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.
▶	Equity risk, which is the risk that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.
▶	Foreign investment risk, which means risks unique to investing in foreign issuers. These include:

➢	Less information about foreign issuers or markets may be available because of less rigorous accounting standards or regulatory practices.
➢	Many foreign markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Sub-advisers may not be able to sell securities held by the Fund in amounts and at prices they consider reasonable. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.
➢	Economic, political or social instability in foreign countries may significantly disrupt the principal financial markets in which the Fund invests.
➢	Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company, which could have a severe effect on the Fund’s ability to bring its capital or income back to the U.S. or on security prices.
➢	Withholding and other foreign taxes may decrease the Fund’s return.

▶	Currency risk, which refers to the risk that as a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, the U.S. dollar will decline in value relative to the currency hedged. In either event, the value of your investment in the Fund would be adversely affected.
▶	Derivatives risk, which means that the Fund’s use of derivatives to enhance returns or hedge against market declines subjects the Fund to potentially greater volatility and/or losses. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment based on the change in value of one or more designated securities, currencies or indices. Even a small investment in derivatives contracts can have a large impact on the Fund’s interest rate, securities market and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other party to certain derivative contracts presents the same types of credit risks as issuers of fixed income securities. Derivatives can also make the Fund’s assets less liquid and harder to value, especially in declining markets. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.
▶	Emerging markets risk, emerging market countries are countries that the International Bank for Reconstruction and Development (“World Bank”) considers to be emerging or developing. In addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. The Fund also could experience a loss from settlement and custody practices in some emerging markets.
▶	Securities lending risk, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.
▶	Manager risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.
▶	Multi-manager risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund’s exposure to a particular stock, industry or technique could be greater or smaller than if the Fund had a single Sub-adviser. Also, the Fund may experience a higher portfolio turnover rate, which is the frequency with which a Fund sells and replaces its securities within a given period. Higher turnover can increase a Fund’s transaction costs, thereby lowering its returns. It also may generate more taxable short-term gains for shareholders.
For more information on the risks of investing in the Fund please see the “‘Fund details” section in the Prospectus.

Performance
The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 2.00%. The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.smithbarney.com/products_services/managed_money/trak/trak_cgcm.html.

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Annual total returns (%) as of December 31, 2009
International Equity Investments

Fund’s best and worst calendar quarters
Best: 25.95% in 3rd quarter 2009;
Worst: (23.14)% in 4th quarter 2008
Year-to-date: 4.30% (through 3rd quarter 2010)

Average Annual Total Returns (for the periods ended December 31, 2009)

Inception Date: 11/18/1991	1 year	5 years	10 years

Fund (without advisory program fee)*
Return Before Taxes	38.96%	3.48%	0.09%
Return After Taxes on Distributions	37.75%	2.31%	(1.00)%
Return After Taxes on Distributions and Sale of Fund Shares	25.33%	2.59%	(0.41)%
MSCI EAFE® Index (reflects no deduction for expenses or taxes)	31.78%	3.54%	1.17%
Lipper International Large-Cap Core Average	29.55%	3.39%	0.57%

The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
The Fund’s benchmark is the MSCI EAFE® — Capitalization Weighted Index (“MSCI EAFE® Index”). The Benchmark is a composite portfolio of equity total returns for developed countries in Europe and the Far East and Australia and New Zealand. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
Additionally, the Fund compares its performance with the Lipper International Large-Cap Core Average. The Lipper International Large-Cap Core Average is comprised of funds that, by fund practice, invest at least 75% of their equity assets in companies strictly outside of the U.S., with market capitalizations (on a three-year weighted basis) greater than the 250th largest companies in the S&P/Citigroup World ex-U.S. Broad Market® Index (“BMI®”). Large cap core funds typically have an average price-to-cash ratio, price-to-book ratio, and three year sales-per-year growth value, compared to S&P/Citigroup World ex-U.S. BMI®.

Investment adviser
Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Smith Barney Holdings LLC (“MSSBH”), serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. The Manager selects and oversees professional money managers who are responsible for investing the assets of the Fund.

Sub-advisers and portfolio managers
Marsico Capital Management, LLC (“Marsico”)
Philadelphia International Advisors LP (“PIA”)
Schroder Investment Management North America Inc. (“Schroder”)
Thornburg Investment Management, Inc. (“Thornburg”)

Portfolio
Manager
Portfolio Manager	Since

James G. Gendelman, Senior Analyst and Portfolio Manager – Marsico	2008
Munish Malhotra, Senior Analyst and Portfolio Manager – Marsico	2010
Andrew B. Williams , CFA, CIO and Lead Portfolio Manager — PIA	2002
Robert C. Benthem de Grave, Analyst – PIA	2002
Frederick B. Herman, III, CFA, Analyst – PIA	2002
Stephen C. Dolce, CFA, Analyst – PIA	2011
Scott E. Decatur, PhD, Director of Quantitative Research – PIA	2011
Virginie Maisonneuve, CFA, Head of Global and International Equities – Schroder	2007
Simon Webber, Fund Manager and Global Sector Specialist – Schroder	2011
William Fries, CFA, Managing Director and Co-Portfolio Manager – Thornburg	2008
Wendy Trevisani – Managing Director and Co-Portfolio Manager – Thornburg	2008
Lei Wang, CFA, Managing Director and Co-Portfolio Manager – Thornburg	2008

Purchase and sale of Fund shares
Purchases of shares of a Fund must be made through a brokerage account maintained with Morgan Stanley Smith Barney LLC (“MSSB”) or through a broker that clears securities transactions through Citigroup Global Markets Inc. (“CGM”), a clearing broker of MSSB (an introducing broker). You may purchase or sell shares of the Fund at net asset value on any day the New York Stock Exchanges (“NYSE”) is open by contacting your broker.

▶	The minimum initial aggregate investment in the TRAK® program is $10,000. The minimum investment in the Fund is $100.
▶	There is no minimum on additional investments.
▶	The minimum initial aggregate investment in the TRAK® program for employees of MSSB and members of their immediate families, and retirement accounts or plans for those persons, is $5,000.
▶	The Fund and the TRAK® program may vary or waive the investment minimums at any time.

Tax information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.

Payments to financial intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Company Act File No. 811-06318

®2011 Morgan Stanley Smith Barney LLC (“MSSB”). CGAS is an affiliate of MSSB.

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